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                                                                    EXHIBIT 10.3

                          SECURITIES PURCHASE AGREEMENT



         THIS SECURITIES PURCHASE AGREEMENT is made as of the ___ day of April, 2004, by and between Markland Technologies, Inc. (the "COMPANY"), a corporation organized under the laws of the State of Florida, with its principal offices at #207 54 Danbury Road, Ridgefield, CT, 06877, and the purchaser whose name and address is set forth on the signature page hereof (the "PURCHASER") (each agreement with a Purchaser shall be deemed a separate and independent agreement between such Purchaser and the Company, except that each Purchaser acknowledges and consents to the rights granted to each other Purchaser under this Agreement).

         WHEREAS, the Company desires to raise up to $10,000,000 through a private placement of its securities to one or more accredited investors on the terms and conditions set forth in this agreement; and

         WHEREAS, the Purchaser desires to purchase the securities set forth opposite its name on the signature page hereof; and

         WHEREAS, the Purchaser acknowledges that it is one of several purchasers executing substantially similar agreements; (the "SIMILAR AGREEMENTS").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF THE SECURITIES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale to the Purchaser of the number of common shares (the "SHARES"), $.0001 par value per share (the "COMMON SHARES"), and the number of Redeemable Common Stock Purchase Warrants (the "WARRANTS") of the Company set forth on the signature page hereof. The purchase price shall be paid by wire transfer of immediately available funds to the account set forth on APPENDIX III hereof.

SECTION 2. PURCHASE OF SECURITIES.

         2.1 AGREEMENT TO SELL AND PURCHASE THE SHARES. At the Closing (as defined in SECTION 3), the Company will sell the Shares to the Purchaser, and the Purchaser will buy the Shares from the Company (the "PURCHASED SHARES"), upon the terms and conditions hereinafter set forth, at the purchase price set forth on the signature page hereof.

         2.2 AGREEMENT TO SELL AND PURCHASE WARRANTS. At the Closing, in connection with the Purchaser's purchase of the Common Shares, the Company will issue to the Purchaser, the Warrants, for the purchase of one (1) Common Share for each Purchased Share (the "WARRANT SHARES"). The exercise price of the Warrants will be equal to the amount stated in each Warrant and subject to adjustment as provided in the Warrant (the "EXERCISE PRICE"). The Warrants will expire on the last day of the third anniversary of the relevant Closing Date (as defined in SECTION 3). The Warrant Shares shall be subject to the terms of the Registration Rights Agreement.

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SECTION 3. DELIVERY OF THE SHARES AND WARRANTS AT THE CLOSING. The completion of the purchase and sale of the Shares and Warrants (the "CLOSING") shall occur simultaneously with the execution hereof (the "CLOSING DATE"). At the Closing, the Company will issue to the Purchaser one or more stock certificates, and a corresponding number of Warrants, registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the Shares. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as APPENDIX I. The Company's obligation to complete the purchase and sale of the Shares being purchased hereunder and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; and (b) the accuracy in all material respects of the representations and warranties made by the Purchaser and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to or at the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares and the Warrants shall be subject to the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment of those undertakings of the Company to be fulfilled prior to or at the Closing. The Closing shall take place at the offices of Foley Hoag LLP, 155 Seaport Blvd., Boston MA immediately following the execution hereof, or at such other time or location as the parties shall agree upon.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

         4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; and the Company is duly qualified to do business as a foreign corporation and is good standing in each other jurisdiction in which qualification is required, except where the failure to be so qualified will not have a Material Adverse Effect, as defined in SECTION 4.4.

         4.2 AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock, $.0001 par value per share, and 5,000,000 shares of Preferred Stock, $.0001 par value per share. The issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable U.S. federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities.

         4.3 ISSUANCE, SALE AND DELIVERY OF THE SECURITIES. The Shares and Warrants being purchased hereunder have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable. The Warrant Shares, when issued, delivered and paid for in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable. No preemptive rights or other rights of any stockholder of the Company to subscribe for or purchase exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement. No further approval or


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authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein. The Company's issuance of the Securities shall be in compliance with all applicable U.S. and Canadian federal and state and provincial securities laws.

         4.4 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not violate any provision of the organizational documents of the Company. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected and in each case which individually or in the aggregate would have a material adverse effect on the condition (financial or otherwise), properties, business, prospects, or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"), or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with all U.S. federal and state securities laws applicable to the offering and sale of the Securities. Upon its execution and delivery, and assuming the valid execution thereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.5 GOOD STANDING OF SUBSIDIARIES. Each of the Company's subsidiaries has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as conducted and as proposed to be conducted, and is duly qualified and is in good standing as a foreign corporation in each jurisdiction in which such qualification is required, except where the failure to be so qualified will not have a Material Adverse Effect. All of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is duly paid and nonassessable and is owned by the Company only free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of each such subsidiary was issued in violation of any preemptive or similar rights of any third party.

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         4.6 NO DEFAULTS. The Company is not in violation of or default under any provision of its Charter or bylaws, or other organizational documents. The Company, and to the best of the Company's knowledge, each other party thereto, is not in breach of or default with respect to any provision of any agreement, judgement, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its properties are bound; and there does not exist any state of facts which, with notice or lapse of time or both, would constitute an event of default as defined in such documents on the part of the Company, and to the best of the Company's knowledge, on the part of each other party thereto, except for such breaches and defaults which individually or in the aggregate would not have a Material Adverse Effect.

         4.7 NO ACTIONS. Except as disclosed in the Information Documents (as defined in SECTION 4.15), there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be subject (except for threatened litigation which individually or in the aggregate would not have a Material Adverse Effect); and no labor disturbance by the employees of the Company or any of its subsidiaries exists, or, to the best of the Company's knowledge, is imminent. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

         4.8 PROPERTIES. The Company and each of its subsidiaries has, as of the applicable dates referred to therein, good and marketable title to all the properties and assets reflected as owned by it in the financial statements included in the Information Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and currently proposed to be made of such property by the Company or such subsidiary. The Company and its subsidiaries hold their leased properties under valid and binding leases. The Company and its subsidiaries own or lease all such properties as are necessary to their operations as now conducted.

         4.9 NO MATERIAL CHANGE. Except as detailed in SCHEDULE 4.9, since December 31, 2003 (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, indirect or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or its subsidiaries;
(ii) the Company and its subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock, and the Company and each of its subsidiaries is not in default in the payment of principal or interest on any outstanding debt obligations, if any; (iv) there has not been any material change in the capital stock of the Company or any of its subsidiaries other than the sale of the Securities hereunder or the concurrent sale of Securities to other purchasers in connection with this financing, or indebtedness material to the Company or any of its subsidiaries (other than in the ordinary course of business); and (v) there has not been a material adverse change in the condition (financial or otherwise), properties, business or results of operations of the Company or any of its subsidiaries.

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         4.10 COMPLIANCE. The Company has not been advised, or has no reason to believe, that the Company or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not have a Material Adverse Effect.

         4.11 INTEGRATION, ETC. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act. Neither the Company nor any of its Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities
Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

         4.12 INSURANCE. The Company and its subsidiaries maintain insurance of the types and in the amounts that the Company and its subsidiaries reasonably believe is adequate for their respective businesses, including, but not limited to, insurance against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

         4.13 REPORTING COMPANY; LISTED SECURITIES. The Company has filed all reports required to be filed by Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") during the twelve (12) months preceding the Closing Date and has been subject to such filing requirements for such twelve (12) month period.

         4.14 ADDITIONAL INFORMATION. Each report, schedule, registration statement and definitive proxy statement filed by the Company with the Commission under the Exchange Act since December 31, 2003 is available on EDGAR (as such documents have since the time of their filing been amended, the "INFORMATION DOCUMENTS"), which are all the documents (other than preliminary material) that the Company was required to file with the Commission since such date. As of their respective dates and except for a filing of Form 8KA which was filed late, the Information Documents and any forms, reports and other documents filed by the Company during the period commencing on the date of this Agreement and ending on the last date on which the Company is required to maintain the effectiveness of the registration statement referred to in SECTION 7.1 hereof, complied or will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to the Information Documents or such other forms, reports or other documents, and none of the Information Documents contained, or will contain at the time they are filed, any untrue


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statement of a material fact or omitted, or will omit at the time they are filed, to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Information Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by the rules and regulations of the Commission) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments, which were not individually or in the aggregate material) in all material respects the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended.

         4.15 REGISTRATION RIGHTS. The Company is eligible to register the Purchased Shares and the Warrant Shares for resale by the Purchaser on Form SB-2 promulgated under the Securities Act of 1933, as amended.

         4.16 REGISTRATION RIGHTS. In addition to rights granted to holders of Shares and Warrant Shares sold under this Agreement and the other Similar Agreements, the Company has granted registration rights to holders of approximately 5,833,333 shares of its common stock and 5,833,333 shares of common stock issuable on exercise of warrants issued in financing transactions as well as 2,145,384 shares to holders of common stock issued pursuant to acquisitions, employment arrangements and other contracts. The Company is obligated to file a registration statement for the holders of approximately 5,833,333 shares of common stock and 5,833,333 warrants issued in other private placements, and the Company intends to include the Shares and Warrant Shares required to be registered under this Agreement together with approximately 2,145,384 other shares of common stock in the registration statement it plans to file for such other holders.

SECTION 5. Representations, Warranties and Covenants of the Purchaser.

         5.1 ACCREDITED INVESTOR. The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company, and has requested, received, reviewed and understood all information it deems relevant in making an informed decision to purchase the Securities, including, without limitation, the information contained in the Information Documents; (ii) it acknowledges that the offering of the Securities pursuant to this Agreement has not been reviewed by the Commission or any state or Canadian regulatory authority; (iii) the Purchaser is acquiring the number of Securities set forth in the signature page hereto, for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities; (iv) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, the 1933 Act Rules and Regulations and any applicable state securities or blue sky laws; (v) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, attached hereto as APPENDIX I and APPENDIX II, for use in preparation of the


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Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (vi) the Purchaser has, in connection with its decision to purchase the number of Securities set forth on the signature page hereof, not relied upon any representations or other information (whether oral or written) other than as set forth in the Information Documents and the representations and warranties of the Company contained herein; (vii) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them and such questions have been answered to the full satisfaction of the Purchaser; and (viii) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

         5.2 COMPLIANCE WITH SECURITIES ACT. The Purchaser hereby covenants with the Company not to make any sale of the Securities without satisfying the prospectus delivery requirements under the Securities Act, if any.

         5.3 AUTHORITY. The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (iii) the execution, delivery and performance of this Agreement by Purchaser and the consummation by the Purchaser of the transactions contemplated by this Agreement will not violate any provision of the organizational documents of Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser, (iv) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, and (v) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (vi) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

         5.4 RISK. The Purchaser recognizes that an investment in the Securities is speculative and involves a high degree of risk, including a risk of total loss of the Purchaser's investment.

         5.5 INFORMATION ABOUT INVESTOR. All of the information provided to the Company or its agents or representatives concerning the Purchaser's suitability to invest in the Company and the representations and warranties contained herein, are complete, true and correct as of the date hereof. The Purchaser understands that the Company is relying on the statements contained herein to establish an exemption from registration under U.S. federal and state securities laws.

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         5.6 ADDRESS. The address set forth in the signature page hereto is the
Purchaser's true and correct domicile.

         5.7 PLAN OF DISTRIBUTION. The Purchaser covenants to provide the Company an updated, accurate and complete plan of distribution at all times during which the Company is required to keep the Registration Statement in effect.

         5.8 LEGEND. The Purchaser understands and agrees that each certificate or other document evidencing any of the Shares, Warrants or Warrant Shares shall be endorsed with the legend in substantially the form set forth below as well as any other legends required by applicable law, and the Purchaser covenants that the Purchaser shall not transfer the Shares, Warrants, or Warrant Shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS OR CANADIAN SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED UNLESS (A)COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND, IF APPLICABLE, CANADIAN SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

SECTION 6. SURVIVAL OF REPRESENTATIVES, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in any certificates or documents delivered pursuant hereto or in connection therewith shall survive following the delivery to the Purchaser of the Securities being purchased and the payment therefor.

SECTION 7. REGISTRATION OF THE SHARES AND WARRANT SHARES COMPLIANCE WITH THE SECURITIES ACT.

         7.1      REGISTRATION PROCEDURES AND EXPENSES.  The Company shall:

                  (a) as soon as practicable, but in no event later than thirty
(30) days following the date hereof, prepare and file with the SEC a Registration Statement on Form SB-2, or such other Form as appropriate, relating to the resale pursuant to Rule 415 under the Securities Act of the Shares and Warrant Shares by the Purchaser from time to time on the facilities of any securities market on which the Common Shares are then traded or in privately-negotiated transactions, and specifically excluding underwritten offerings;

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                  (b) subject to receipt of necessary information from the
Purchaser, use its best efforts to cause the Registration Statement (as defined in SECTION 7.2 hereof) to be declared effective by the Commission within one hundred twenty (120) days after closing date;

                  (c) promptly and in good faith respond to all Commission's comments on the Registration Statement, and within ten (10) business days of receipt of an indication from the Commission that it has no further comments, request acceleration of the effectiveness of the registration at the earliest practicable time;

                  (d) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Purchaser may sell all the Shares then held by the Purchaser within a three-month period in accordance with Rule 144 under the Securities Act ("RULE 144"), or (iii) such time as all the Shares purchased by the Purchaser have been sold pursuant to a registration statement;

                  (e) so long as the Registration Statement is effective covering the resale of the Shares and Warrant Shares owned by the Purchaser, furnish to the Purchaser with respect to the Shares and Warrant Shares registered under the Registration Statement such reasonable number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and Warrant Shares by the Purchaser;

                  (f) file documents required of the Company for blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not so qualified or has not so consented;

                  (g) with a view to making available to the Purchaser the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Purchaser to sell the Shares to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Purchaser's Shares may be resold within a given three-month period pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Purchaser's Shares shall have been resold and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act.

         7.2 LATE FILING AND EFFECTIVENESS. (a) If the Registration Statement shall not have been timely filed in accordance with Section 7.1(a) hereof, the Company shall pay the Purchaser an amount equal to 1 1/2 % of the purchase price for the Shares for every calendar month during which the Company fails to file the Registration Statement after the end or the period provided in Section 7.1(a). Such amount shall be pro rated based on the actual number of days elapsed for any part of a month.

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         (b) If the Registration Statement shall not have been timely declared effective in accordance with Section 7.1(b) hereof, the Company shall pay the Purchaser an amount equal to 1 1/2 % of the purchase price for the Shares for every calendar month during which the Registration Statement shall not have been declared effective after the end of the period provided in Section 7.1(b). Such amount shall be pro rated based on the actual number of days elapsed for any part of a month.

         (c) Amount required to be paid pursuant to Section 7.2(a) or Section 7.2(b) may be paid in cash or by delivery of additional shares of Common Stock valued at the purchase price per share at which such the Shares are sold under this Agreement.

         7.3 MARKET STAND-OFF. At any time, or from time to time, the Company may notify the Purchaser that it may not use the Registration Statement because there is material undisclosed information concerning the Company, and the Purchaser shall cease use of the Registration Statement until such time as the Company shall notify the Purchaser that it may recommence use of the Registration Statement; provided that the Company may not so suspend the rights of the Purchaser to use the Registration Statement more often that three times for not longer than ten (10) trading days each in any period of twelve consecutive months; provided, further, that if the Company shall suspend the use of the Registration statement more often than is permitted hereunder, the Company shall pay to the Purchaser a dollar amount per day for each day during which the Company exceeds its permitted suspension equal to (X)(i) the number of unsold shares subject to the registration statement owned by the Purchaser multiplied by (ii) 1.5% divided by (C) thirty (30). This amount shall be payable within ten days of the end of each calendar month in which it is incurred.

         7.4 INDEMNIFICATION. For the purpose of this SECTION 7.4:

                           (i) the term "Purchaser" shall include the Purchaser
                  and any affiliate of the Purchaser; and

                           (ii) the term "Registration Statement" shall include
                  any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in SECTION 7.1.

                  (a) The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other U.S. federal, or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration

Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the 1933 Act Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the 1933 Act Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "PROSPECTUS"), or any amendment or supplement thereto, or (in the case of the Registration Statement or any amendment thereof) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (in the case of the Prospectus and any amendment thereof or supplement thereto) arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Purchaser and each such controlling person for any legal and other expenses reason ably incurred as such expenses are reasonably incurred by the Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of the Purchaser to comply with SECTION 5(2) hereof respecting sale of the Securities, or (iii) the inaccuracy of any representations made by the Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

                  (b) The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other U.S. federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by the Purchaser to comply with SECTION 5(2) hereof respecting the sale of the Securities or (ii) the inaccuracy of any representation made by the Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or (in the case of the Registration Statement or any amendment thereof) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (in the case of the Prospectus and any amendment thereof or supplement thereto) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                  (c) Promptly after receipt by an indemnified party under this
SECTION 7.4 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this SECTION 7.4, promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise to the extent it is not actually prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions or defenses of the indemnifying party and the indemnified party in conducting the defense of any such action, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this SECTION 7.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to the indemnifying party, representing the indemnified parties who are parties to such action and all other purchasers of Common Stock in this financing who may be parties to such action; provided, HOWEVER, that if any indemnified party shall have reasonably concluded that there may be a conflict between the positions or defenses of such indemnified party and the positions or defenses of other indemnified parties or other purchasers in conducting the defense of any such action, the indemnified party shall have the right to select a separate counsel to assume such legal defenses) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnity agreements contained in SECTION 7.4(a) AND (b) shall not apply to amounts paid in settlement of any action if such settlement is effected without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed), or to amounts paid in settlement of any action if the indemnifying party is not fully released under such settlement from any claim or liability under such action.

                  (d) If the indemnification provided for in this SECTION 7.4 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this SECTION 7.4 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the sale of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Securities purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "DIFFERENCE") between the amount the Purchaser paid for the Securities that were sold pursuant to the Registration Statement and the amount received by the Purchaser from such sale. The relative fault of the Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this SECTION 7.4, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this SECTION
7.4 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this
SECTION 7.4 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this SECTION 7.4, the Purchaser shall not be required to contribute any amount in excess of the net proceeds received by such Purchaser from the sale of the Securities sold pursuant to the Registration Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

SECTION 8 TRANSFER AGENT INSTRUCTIONS. The Company promptly after the Registration Statement is declared effective, the Company shall instruct the transfer agent for the Company's common stock, or cause the Company's counsel to send an opinion letter to such transfer stating that the Registration Statement covering resales of the Shares and the Warrant Shares and that the Common Stock may be issued (or reissued if they have been issued at a time when there was not such an effective registration statement) or resold without any restrictive legend. The Company shall further instruct its transfer agent that upon receipt of a written representation from the Purchaser to the effect that (1) specified Shares or Warrant Shares were sold pursuant to the Registration Statement and
(2) that all requirements of the Securities Act of 1933, as amended, including, without limitation, the prospectus delivery requirement were met, the transfer agent may deliver certificates representing the specified Shares or Warrant Shares without a legend restricting transfer of such Shares or Warrant Shares.

SECTION 9. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

                  if to the Company, to:

                           Markland Technologies, Inc.
                           #207 54 Danbury Road
                           Ridgefield, Connecticut 06877
                           Facsimile: (203)286-1608
                           Attention:  Kenneth Ducey, Jr., CFO

                  with a copy to:

                           Foley Hoag, LLP
                           155 Seaport Boulevard
                           Boston, Massachusetts 02210
                           Facsimile: (617) 832-7000
                           Attention: David Broadwin, Esq.

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 10. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing, signed by the Company and the Purchaser.

SECTION 11. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 12. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 13. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement or any of the other Transaction Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions.

SECTION 14 PUBLICITY. Within two (2) trading days after the Closing, the Company will prepare a press release relating to this transaction, and/or file a Form 8-K with the Securities and Exchange Commission disclosing this transaction.

SECTION 15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but both of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

SECTION 16. ENTIRE AGREEMENT. This Agreement (including the attachments hereto) contains the entire agreement of the parties with respect to the subject matter hereof and supersedes and is in full substitution for any and all prior oral or written agreements and understandings between them related to such subject matter, and neither party hereto shall be liable or bound to the other party hereto in any manner with respect to such subject matter by any representations, indemnities, covenants or agreements except as specifically set forth herein.

                    [REMAINDER OF PAGE INTENTIONALLY DELETED]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives shown below:


                                            ____________________________________
                                            [Name of Purchaser]


                                            By:_________________________________
                                                 Name:
                                                 Title:

                                            Address:  __________________________

                                                      __________________________

                                                      __________________________

                                            Telephone:__________________________

                                            Facsimile:__________________________

                                            Date:_______________________________



Number of                Number of            Price Per            Aggregate
Common Shares            Warrants             Share in             Price in
to be Purchased          to be issued         U.S. Dollars         U.S. Dollars
-------------------      ------------         ------------         -------------
                                                 $0.80



Accepted and Agreed to by:

                                            MARKLAND TECHNOLOGIES, INC.


                                            By:_________________________________
                                                     Robert Tarini,
                                                     CHIEF EXECUTIVE OFFICER


                                            Date:_______________________________

                                   APPENDIX I


                           MARKLAND TECHNOLOGIES, INC.
                         STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to SECTION 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:
         ________________________

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:
         ________________________

3. The mailing address of the Registered Holder listed in response to item 1 above:
         ________________________
         ________________________
         ________________________

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

         ________________________

                                   APPENDIX II


                           MARKLAND TECHNOLOGIES, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE

         In connection with the preparation of the Registration Statement, please provide us with the following information:

         1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's address and name exactly as it should appear in the Registration Statement:

         ________________________
         ________________________
         ________________________

         2. Please provide the number of Common Shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those Common Shares purchased by you or your organization through other transactions:

         ________________________
         ________________________
         ________________________

         3. Have you or your organization had any position, office or other material relationship within the past three (3) years with the Company or its affiliates? Please circle the correct answer.

                  Yes               No

         If yes, please indicate the nature of any such relationships below:

         ________________________
         ________________________
         ________________________

         4. Does the plan of distribution in the draft form of Registration Statement provided to you reflect your current plan of distribution?

                  Yes               No

         If no, please attach a copy of your current plan of distribution.